BB&T Capital Markets Manufacturing and Materials Conference April 2, 2009 Exhibit 99.1

Forward Looking Statement
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities
Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.  Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company’s beliefs at the time the statements were made regarding future events which are subject to significant risks, uncertainties and other factors many of which are outside the Company’s control.  Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements.  The principal risks and uncertainties that may affect the Company’s actual performance include the following: the cyclical and seasonal nature of the Company’s business; public infrastructure expenditures; adverse weather conditions; restrictive covenants contained in our debt agreements; availability of raw materials; changes in energy costs including, without limitation, increases in natural gas and oil; changes in the cost and availability of transportation; unexpected operational difficulties, equipment failures and catastrophic events; inability to timely execute announced capacity expansions; governmental regulation and changes in governmental and public policy (including climate change regulation); changes in economic conditions specific to any one or more of the Company’s markets; competition;
announced increases in capacity in the gypsum wallboard and cement industries; changes in demand for residential housing construction or commercial construction; environmental liabilities; general economic conditions (including the possibility of the deepening of the current economic recession); and
interest rates.  For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including natural gas and oil) could affect the revenues and operating earnings of our operations.  In addition, changes in national and regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company’s results of operations.  These and other factors are described in the Annual Report on Form 10-K for the Company for the fiscal year ended March 31, 2008 and in its quarterly report on Form
10-Q for the fiscal quarter ended December 31, 2008.  These reports are filed with the Securities and Exchange Commission and may be obtained free of charge through the website maintained by the SEC at www.sec.gov.  All forward-looking statements made in this presentation are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this presentation will increase with the passage of time.  The
Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company’s expectations.

3 1. Current Business Environment 2. Industry Outlook 3. Eagle at a Glance

New residential construction remains at low levels
Non-residential construction’s near term outlook is weak
Public construction varies from state to state
Eagle Materials’ Response
Intense focus on quality and customer service
Minimize capital spending but maintain plants in like new condition
Reduce/Eliminate low margin purchased cement sales
Minimize waste and delay at our wallboard plants
Minimize outside contract maintenance and overtime
Find and implement lower cost energy and raw materials sources
Improve financial flexibility by purchasing fixed-rate senior notes and replacing with variable-
rate revolving credit facility
Current Business Environment

5 1. Current Business Environment 2. Industry Outlook 3. Eagle at a Glance

6

U.S. Cement Industry Update
Current Supply/Demand Dynamics
Demand anticipated to decline approximately 15% in calendar
2009
Due to the decline in demand, several plant closures have been announced
Announced delays of expansion projects
Imports of foreign cement have been dramatically reduced
Landed cost of imported cement has been dramatically reduced

8 Cost of imported cement (through September 2008) Source: Portland Cement Association; Company estimates Asian Financial Crisis Current landed price – Mid-$50’s/ton

9 Source: PCA Data and Company estimates U.S. Cement Industry – Consumption 30% imports 7% imports

10 Public Construction Spending – Value Put in Place Source: Portland Cement Association (Projection from Fall 2008). ?

Architectural Billings Index (ABI) (January 2009)
20
30
40
50
60
70
80
Commercial/Industrial Institutional Mixed Use
Source: American Institute of Architects
As a leading economic indicator of construction activity, the ABI reflects the approximate nine to twelve month lag between
architectural billings and construction spending.  Any score above 50 indicates an increase in billings.

12 Private Non-Residential Construction Spending – Value Put in Place $0 $50 $100 $150 $200 $250 $300 $350 Source: U.S. Bureau of the Census; PCA (Projection from Fall 2008) -23%

13 Wind Farms

14 Wind Farms

Our Cement Operations
Eagle Operations Overview
Approximately 3.1 million tons of capacity
3.1% market share (12th in North America)
Low cost producer
Exceptional quality and customer service
Cement Plants
Cement Terminals
Markets Served

16

Wallboard Industry Update
Wallboard demand was approximately 25 billion square feet (BSF) in calendar
2008 (down 31% from the 2005 peak)
We expect demand to decline approximately 25% in calendar 2009
New plant capacity increases are operational
All new plants were built in the East
Older, high-cost plants are closing
Wallboard production capacity still significantly greater than wallboard demand causing very low industry capacity utilization
Industry capacity utilization no longer proxy for pricing – too low
Wallboard margins were the lowest in the industry’s 100-year history last summer
Pricing has since rebounded approximately 20%

New Residential Construction
Near Term Outlook
Extreme low pace of new home construction
Overhang of existing homes and foreclosures continues to put downward pressure
on pricing and new housing starts.   New housing starts at 40 year low.
Access to 30-year fixed-rate traditional mortgages remains limited; however, interest rates are at historical lows
Unemployment on the rise
Additional foreclosures still loom as a risk to add to inventory
• ARM resets
Home prices continue to decline in bubble markets
• Very depressed in outlying metropolitan bubble markets
Bottom Line – New residential construction remains at low levels
However, demand drivers are mixed bag of positives and negatives

U.S Single Family Housing Starts –
1972-2008
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2,200
Source: U.S Bureau of the Census; Eagle estimates
Wallboard consumption by type of construction:
-Single Family – approx. 10,000 sf
-Multi Family – approx. 4,000 sf

20 Home Supply – 1972 – 2009 (January) Source: U.S Bureau of the Census

21 Home Ownership Rates – 1972 – 2008 Source: U.S. Bureau of the Census Total occupied homes 111.8 million Owner occupied 75.5 million Renter occupied 36.3 million

22 Ratio of Median Existing Single Family Home Price to Median Income – 1975-2008 Source: National Association of Realtors Ratio at the end of 2008 - 2.9

23 30 Year Mortgage Rates – 1977 – 2009 (January) Source: Freddie Mac

24 Unemployment Rate – 1977 – 2009 (February) Source: Department of Labor Current Month

25 New Home OR Existing Home?

26 U.S. Demand for Gypsum Wallboard (BSF) Source: Gypsum Association; Eagle estimates

Wallboard Utilization Outlook
(numbers in billion square feet)
CY
2006
CY
2007
CY
2008
CY
2009E
Consumption Estimates:
New Residential – Single Family 15.0 10.8 6.6 4.4
New Residential – Multi-Family 1.4 1.4 1.2 1.0
New Commercial 7.6 7.2 7.0 4.9
Repair & Remodel 10.6 10.5 9.7 7.9
Mfd Housing 0.4 0.3 0.3 0.3
Total 35.0 30.2 24.8 18.5
Ending annual capacity 37.2 37.9 36.8 36.8
Average annual industry utilization 94% 80% 67% 50%

28 Estimated Capacity

29 Wallboard Industry Capacity Expansions/Closures INDUSTRY CAPACITY ADDITIONS CAPACITY CLOSURES EAGLE PLANTS Capacity Summary (in BSF) 1/1/07 37.9 Additions 5.7 Closures (6.8) Current 36.8

Eagle’s Wallboard Operations
American Gypsum Operations Overview
18-year history
Nearly 4.0 billion square feet of capacity
11% market share (5th in U.S.)
Lowest cost producer
Exceptional customer service
Premium quality
Wallboard Plants
Reload/Distribution Yards
Core Markets Served

31

Gypsum Paperboard Industry Update
Nearly 100% vertically integrated
One notable exception – CertainTeed –
• 40% of Republic Paperboard’s capacity supplies 65% of
CertainTeed’s U.S. paper needs at full utilization
Wallboard industry’s paperboard capacity is mostly high cost cylinder machines that produce high basis weight gypsum facing paper
OCC costs are down but starting to trend up slightly
Energy costs are trending down

Eagle’s Gypsum Paperboard Overview
Original design capacity of 220,000 tons has been
increased to 320,000 tons
Republic produces light-weight gypsum paperboard
15% lighter than gypsum industry average
Superior wallboard conversion characteristics
Produces uniform cross-directional strength, weight
and moisture profile
50% of capacity consumed internally, 40% sold through
long-term sales contract with CertainTeed, 10% sold in
spot linerboard market, at full utilization

34

Eagle’s Operations Overview
Strong competitive position in
local markets
Capacity
• Aggregates – 5.5 million tons
• Concrete – 850,000 cubic yards
Complimentary to Eagle’s Cement
business
Organic growth opportunities
Vast aggregates reserves of over
1 billion tons in Northern California
Exceptional quality and customer service
Our Concrete and Aggregates Operations

36 1. Current Business Environment 2. Industry Outlook 3. Eagle at a Glance

New residential construction continues to weaken
Non-residential construction’s near term outlook is weak
Public construction varies from state to state
Eagle Materials’ Response
Intense focus on quality and customer service
Minimize capital spending but maintain plants in like new condition
Reduce/Eliminate low margin purchased cement sales
Minimize waste and delay at our wallboard plants
Minimize outside contract maintenance and overtime
Find and implement lower cost energy and raw materials sources
Improve financial flexibility by purchasing fixed-rate senior notes and replacing with variable-
rate revolving credit facility
Current Business Environment

Construction Demand Drivers
• Public Infrastructure
• New Residential Construction
• New Non-Residential Construction
• Repair and Remodel Construction
American Gypsum’s
Wallboard
Eagle’s
Cement
Single Family
Residential,
24%
Multi Family
Residential,
5%
New Non-
Residential,
26%
Repair and
Remodel, 43%
Other, 2%

Our Cement Production and Cost
* - Includes effect of downtime for Illinois Cement start-up
Energy costs up 50%
Since FY04
Total Manufactured Tons Produced (L)
Manufactured Cost per Equivalent Ton (R)

40 American Gypsum’s Wallboard Production and Cost * Before SG&A ** Includes effect from start-up of new plant in Georgetown, South Carolina

41 Financial Highlights ($ in millions) For Fiscal Year Ending March 31 * Before Corporate G&A Revenues Operating Earnings *

42 We Continue to Outperform the Group * EBIT Margins (TTM as of 12/31/08) • Based on comparison of EBIT Margins (TTM) for each of the listed companies (1) TTM as of 11/30/08 Mean: 9%

Why Eagle Materials likes its position in bad times
and in good times
Premium quality products
Exceptional customer service
Strong long-term customer relationships
Low overhead
Extremely efficient modern, low-cost manufacturing plants
Smart, hard working, technologically proficient employees
Solid balance sheet
Strong cash flow from low-cost operations during difficult times

44 Eagle Materials Inc. Question & Answer

BB&T Capital Markets Manufacturing and Materials Conference April 2, 2009

Contact Information
Steve Rowley, President and CEO
Telephone:  214-432-2020
Email:  srowley@eaglematerials.com
Mark Dendle, Executive Vice President and CFO
Telephone:  214-432-2011
Email:  mdendle@eaglematerials.com
Craig Kesler, Vice President - Investor Relations and Corporate Development
Telephone:  214-432-2013
Email:  ckesler@eaglematerials.com
Eagle Materials Inc.                               NYSE:  EXP   www.eaglematerials.com

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